UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                Date of Report (date of earliest event reported):
                                 August 14, 2002



                            TRIZEC PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)






        Delaware                   001-16765                    33-0387846
------------------------      -----------------------    -----------------------

    (State or other           (Commission File Number)       (I.R.S. Employer
     jurisdiction of                                         Identification No.)
      incorporation
     or organization)

       1114 Avenue of the Americas, 31st Floor
                     New York, NY                              10036
--------------------------------------------------    --------------------------
    (Address of principal executive offices)                 (Zip Code)


                                  212-382-9300
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




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Item 9.  Regulation FD Disclosure

Pursuant to Regulation FD under the Securities Exchange Act of 1934, as amended, Trizec Properties, Inc. (the "Company") hereby furnishes through this current report on Form 8-K certifications dated August 14, 2002 of Christopher Mackenzie, President and Chief Executive Officer of the Company, and of Gregory Hanson, Executive Vice President and Chief Financial Officer of the Company, which certifications were made pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002. The certifications of Messrs. Mackenzie and Hanson are attached hereto as Exhibits 99.1 and 99.2, respectively, and are hereby incorporated by reference.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      TRIZEC PROPERTIES, INC.



Dated:  August 14, 2002               By:   /s/ Gregory Hanson
                                           -------------------------------------
                                      Name:  Gregory Hanson
                                      Title: Executive Vice President and Chief
                                             Financial Officer




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                  INDEX TO EXHIBITS

Exhibit No.       Description
-----------       ------------

99.1 Certification of Christopher Mackenzie, dated August 14, 2002 and made pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002.

99.2 Certification of Gregory Hanson, dated August 14, 2002 and made pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002.


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